Exhibit 99.3

           UNAUDITED PRO-FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro-forma condensed combined balance sheet and statement of operations combine the pro-forma results of NHT and the historical results of Es3 (and its predecessor entity) as of June 30, 2005, for the six-month period ended June 30, 2005, and for the year ended December 31, 2004 as if the acquisition had occurred as of January 1, 2004. Because the acquisition was accounted for as a reverse acquisition, there was neither goodwill recognized nor any adjustments to the book value of the net assets of Es3.

The pro-forma condensed combined balance sheet and statements of operations should be read in conjunction with the separate financial statements and related notes thereto of NHT, as filed with the Securities and Exchange Commission ("SEC") in its Form 10-KSB filed January 20, 2005, its Form 10-QSBs filed February 23, 2005, May 23, 2005 and August 19, 2005, and in conjunction with the separate financial statements and related notes thereto of Es3 included as
Exhibit 99.1 and Exhibit 99.2 to this Form 8-K/A.

These pro-forma condensed combined balance sheet and results of operations are not necessarily indicative of the combined balance sheet and results of operations had the acquisitions occurred at the beginning of the periods indicated above or the future results of operations. In the opinion of NHT's management, all significant adjustments necessary to reflect the effects of the merger that can be factually supported within SEC regulations covering the preparation of pro-forma financial statements have been made. The pro-forma adjustments as presented are based on estimates and certain information that is currently available to NHT's management. Such pro-forma adjustments could change as additional information becomes available, as estimates are refined or as additional events occur.


--------------------------------------------------------------------------------

                      National Healthcare Technology, Inc.
                   Pro Forma Condensed Combined Balance Sheet
                                  June 30, 2005

                                                                                Pro Forma       Pro Forma
                                                   Es3             NHT         Adjustments        Es3
                                               (unaudited)     (unaudited)     (unaudited)     (unaudited)
                                              ------------    ------------    ------------    ------------
ASSETS

CURRENT ASSETS:
Cash                                          $     27,627    $         --    $         --    $     27,627
Inventories                                         17,561              --              --          17,561
Prepaid expenses and other current assets          200,000              --              --         200,000
                                              ------------    ------------    ------------    ------------
Total current assets                               245,188              --              --         245,188

Property and equipment--net                         37,479              --              --          37,479
Other long-term assets                               2,087              --              --           2,087
                                              ------------    ------------    ------------    ------------

TOTAL ASSETS                                  $    284,754    $         --    $         --    $    284,754
                                              ============    ============    ============    ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable                              $     81,848    $     72,394    $         --    $    154,242
Crown Partners, Inc.                                    --         131,016              --         131,016
                                              ------------    ------------    ------------    ------------
Total current liabilities                           81,848         203,410              --         285,258

Total liabilities                                   81,848         203,410              --         285,258
                                              ------------    ------------    ------------    ------------

STOCKHOLDERS' DEFICIT:
Common stock ($0.01 par value, 100,000,000
shares authorized; 19,492,759 shares
issued and outstanding)                            181,088              79        (161,674)         19,493

Additional paid-in capital                         497,713       1,245,215      (1,287,030)        455,898
Subscriptions receivable                          (184,600)             --              --        (184,600)
Deferred stock compensation                             --              --              --              --
Accumulated deficit                               (291,295)     (1,448,704)      1,448,704        (291,295)
                                              ------------    ------------    ------------    ------------

Total stockholders' deficit                        202,906        (203,410)             --            (504)
                                              ------------    ------------    ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT   $    284,754    $         --    $         --    $    284,754
                                              ============    ============    ============    ============

    The accompanying notes are an integral part of these financial statements

                      National Healthcare Technology, Inc.
              Pro Forma Condensed Combined Statement of Operations
                         Six Months Ended June 30, 2005

                                                                           Pro Forma       Pro Forma
                                             Es3             NHT          Adjustments         Es3
                                         (unaudited)     (unaudited)      (unaudited)     (unaudited)
                                         ------------    ------------    --------------   ------------
REVENUES                                 $         --    $         --    $                $         --

COST OF GOODS SOLD                                 --              --                               --
                                         ------------    ------------    --------------   ------------

Gross profit                                       --              --                --             --
                                         ------------    ------------    --------------   ------------
OPERATING EXPENSES:
Selling and marketing                           7,951              --                            7,951
Technology, support, and development           17,307              --                           17,307
General and administrative                    266,037          27,584                          293,621
Amortization of license                            --              --                               --
                                         ------------    ------------    --------------   ------------
Total operating expenses                      291,295          27,584                --        318,879
                                         ------------    ------------    --------------   ------------

Operating income (loss)                      (291,295)        (27,584)               --       (318,879)
                                         ------------    ------------    --------------   ------------

OTHER INCOME (EXPENSE):
Forgiveness of debt                                --              --                               --
Interest expense-net                               --              --                               --
Other expenses                                     --              --                               --
                                         ------------    ------------    --------------   ------------
Total other (expense) income                       --              --                --             --
                                         ------------    ------------    --------------   ------------

INCOME (LOSS) BEFORE INCOME TAXES
AND MINORITY INTEREST                        (291,295)        (27,584)               --       (318,879)

PROVISION FOR INCOME TAXES                         --              --                               --
                                         ------------    ------------    --------------   ------------

INCOME (LOSS) BEFORE                         (291,295)        (27,584)               --       (318,879)
MINORITY INTEREST                                  --              --                               --
                                         ------------    ------------    --------------   ------------

NET INCOME (LOSS)                        $   (291,295)   $    (27,584)   $           --   $   (318,879)
                                         ------------    ------------    --------------   ------------
EARNINGS (LOSS) PER COMMON
SHARE, BASIC AND DILUTED                 $      (0.05)   $      (0.35)                    $      (0.02)
                                         ------------    ------------                     ------------
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING,
BASIC AND DILUTED                           5,655,863          78,571                       19,492,759
                                         ------------    ------------                     ------------

   The accompanying notes are an integral part of these financial statements

                      National Healthcare Technology, Inc.
              Pro Forma Condensed Combined Statement of Operations
                       Fiscal Year Ended December 31, 2004

                                                         (Predecessor)                      Pro Forma        Pro Forma
                                                            Aronite           NHT          Adjustments          Es3
                                                           (audited)       (unaudited)     (unaudited)      (unaudited)
                                                          ------------    ------------    --------------    ------------
REVENUES                                                  $    149,183    $         --    $                 $    149,183

COST OF GOODS SOLD                                             158,900              --                           158,900
                                                          ------------    ------------    --------------    ------------

Gross profit                                                    (9,717)             --                --          (9,717)
                                                          ------------    ------------    --------------    ------------

OPERATING EXPENSES:
Selling and marketing                                           15,050              --                            15,050
Technology, support, and development                            19,529              --                            19,529
General and administrative                                   1,711,208          35,310                         1,746,518
Amortization of license                                          1,000              --                             1,000
                                                          ------------    ------------    --------------    ------------
Total operating expenses                                     1,746,787          35,310                --       1,782,097
                                                          ------------    ------------    --------------    ------------

Operating income (loss)                                     (1,756,504)        (35,310)               --      (1,791,814)
                                                          ------------    ------------    --------------    ------------

OTHER INCOME (EXPENSE):
Forgiveness of debt                                             24,586              --                            24,586
Other income                                                        --          18,303                            18,303
Interest expense - net                                        (158,213)             --                          (158,213)

Other expenses                                                  (4,623)             --                            (4,623)
                                                          ------------    ------------    --------------    ------------

Total other (expense) income                                  (138,250)         18,303                --        (119,947)
                                                          ------------    ------------    --------------    ------------

INCOME (LOSS) BEFORE INCOME
TAXES AND MINORITY INTEREST                                 (1,894,754)        (17,007)               --      (1,911,761)


PROVISION FOR INCOME TAXES                                         800              --                               800
                                                          ------------    ------------    --------------    ------------

INCOME (LOSS) BEFORE MINORITY INTEREST                      (1,895,554)        (17,007)               --      (1,912,561)

MINORITY INTEREST                                            1,895,554              --                         1,895,554
                                                          ------------    ------------    --------------    ------------

NET INCOME (LOSS)                                         $         --    $    (17,007)   $           --    $    (17,007)
                                                          ------------    ------------    --------------    ------------

EARNINGS (LOSS) PER COMMON
SHARE, BASIC AND DILUTED                                  $      (0.21)   $      (0.22)                     $      (0.10)
                                                          ------------    --------------                    ------------
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING,
BASIC AND DILUTED                                            9,133,878          78,571                        19,492,759
                                                          ------------    --------------                    ------------


    The accompanying notes are an integral part of these financial statements

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. To reflect the recapitalization of National Healthcare Technology, Inc. (the "Company" or "NHT") with the book value of net assets of Special Stone Surfaces, Es3 Inc. ("Es3") at the acquisition date, whereby the following share transaction occurred:

A) Issuance of 18,108,750 shares of NHT common stock to Es3 shareholders.

B) Issuance of 905,438 shares to Crown Partners and 400,000 shares to two individuals that provided consulting and advisory services to the Company.

Because the acquisition was accounted for as a reverse acquisition, there was neither goodwill recognized nor any adjustments to the book value of the net assets of Es3 that would affect the pro forma statements of operations.


--------------------------------------------------------------------------------